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Exhibit 10.17

Watson Pharmaceuticals, Inc.
2001 INCENTIVE AWARD PLAN
NOTICE OF GRANT AND SIGNATURE PAGE

        Congratulations, you ("Holder") have been granted an option to purchase Common Stock of Watson Pharmaceuticals, Inc., a Nevada corporation (the "Company"). The Option is subject to the terms and conditions of the Award Agreement and the 2001 Incentive Award Plan of the Company, as amended from time to time (the "Plan"), which are attached hereto as Exhibit 1-A and 1-B, and of which this Notice of Grant and Signature Page is a part. By signing this Notice of Grant and Signature Page, you represent and warrant to the Company that you have read the Award Agreement and the Plan and agree to be bound by their terms. Capitalized terms not otherwise defined in this Notice of Grant and Signature Page shall be as defined in the Plan and the Award Agreement.

        Subject to the terms of the Award Agreement and the Plan, the terms of this Option are set forth below:

Type of Option: Non-Qualified Stock Option

Holder's Name: [First Name and Last Name]	Total Number of Option Shares:

Date of Grant: [Month, Day, Year]	Purchase Price Per Share:	$

        Subject to the terms of the Award Agreement and the Plan, this Option shall become exercisable in accordance with the following schedule:

On and After This Date	This Option Shall be Exercisable With Respect to the Following Number of Shares in Each Period Becoming Fully Vested on the Date Shown.
Month, Day, Year	Number
Month, Day, Year	Number
Month, Day, Year	Number
Month, Day, Year	Number
Month, Day, Year	Number

Total Shares	Total

NOTE, schedule does not reflect cumulative vesting.

        IN WITNESS WHEREOF, the Company has granted this Option, subject to the terms set forth herein, or the date of grant specified above.

WATSON PHARMACEUTICALS, INC.

Allen Chao, Ph.D., Chairman and Chief Executive Officer
ACCEPTED:

Holder's Signature

Address

Holder's Taxpayer Identification Number	GRANT NO: 0000XXXX

Note: This document constitutes the Company's offer to enter into an agreement under the terms set forth herein. This offer will expire without further notice at 5 o'clock Pacific Time sixty days after the date of grant of the Option set forth above, unless this offer is accepted by Holder by the delivery of this original Notice of Grant and Signature Page, executed by Holder to the Company on or prior to the offer's expiration date.

EXHIBIT 1-A

AWARD AGREEMENT

        THIS AWARD AGREEMENT, dated as of the Date of Grant appearing on the Notice of Grant and Signature Page hereof, is made by and between Watson Pharmaceuticals, Inc., a Nevada corporation (the "Company"), and the Director whose name and signature appear on the Notice of Grant and Signature Page hereof (the "Holder").

        WHEREAS, the Company wishes to grant the Holder an option (the "Option") to purchase shares of its common stock, par value $.0033 per share (the "Common Stock"), pursuant to the terms of the Notice of Grant and Signature Page, this Agreement and the 2001 Incentive Award Plan of Watson Pharmaceuticals, Inc., as amended from time to time (the terms of which are hereby incorporated by reference and made a part of this Agreement, the "Plan"); and

        WHEREAS, it has been determined that it would be to the advantage and best interest of the Company and its stockholders to grant Holder the Option as an inducement to enter into or remain in the service of the Company or its Subsidiaries and as an incentive for increased efforts during such service.

        NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I
 GRANT OF OPTION

        Section 1.1—Grant of Option and Purchase Price.    The Company grants to Holder the option to purchase any part or all of an aggregate of that many shares of Common Stock as set forth on the Notice of Grant and Signature Page hereto, upon the terms and conditions set forth in this Agreement. The per share purchase price of the shares of Common Stock covered by the Option shall be as set forth on the Notice of Grant and Signature Page hereto, without commission or other charge.

        Section 1.2—Consideration to Company.    In consideration of the granting of this Option by the Company, the Holder agrees to render faithful and efficient services to the Company, with such duties and responsibilities as the Company shall from time to time prescribe, for a period of at least one (1) year from the date this Option is granted. Nothing in this Agreement or in the Plan shall confer upon the Holder any right to continue as a Director of the Company.

ARTICLE II
 PERIOD OF EXERCISABILITY

        Section 2.1—Exercisability.    Subject to Section 2.2 and Section 4.5, the Option shall become exercisable as set forth in the Notice of Grant and Signature Page hereto. No portion of the Option which is unexercisable at Termination of Directorship shall thereafter become exercisable. Each such installment which becomes exercisable pursuant to this Section 2.1 shall remain exercisable until it becomes unexercisable under Section 2.2 or the Plan.

        Section 2.2—Expiration of Option.    The Option may not be exercised to any extent by anyone after the first to occur of the following events:

          (a)   The expiration of ten (10) years from the date the Option was granted;

          (b)   Except in the case of the Holder's disability (within the meaning of Section 22(e)(3) of the Code) or as set forth in Sections 2.2(d), the expiration of three (3) months from the date of the Holder's Termination of Directorship, unless the Holder dies within said three month period;

          (c)   In the case of the Holder's disability (within the meaning of Section 22(e)(3) of the Code), the expiration of one (1) year from the date of the Holder's Termination of Directorship by reason of the Holder's disability; or

          (d)   The expiration of one (1) year from the date of the Holder's death.

ARTICLE III
 EXERCISE OF OPTION

        Section 3.1—Person Eligible to Exercise.    During the lifetime of the Holder, only Holder may exercise the Option or any portion thereof. After the death of Holder, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 2.2 or the Plan, be exercised by Holder's personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

        Section 3.2—Partial Exercise.    Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part as to whole shares only at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 2.2 or the Plan.

        Section 3.3—Manner of Exercise.    The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company, or such other person or entity designated by the Committee, or his, her or its office, as applicable, of all of the following prior to the time when the Option or such portion becomes unexercisable under Section 2.2 or the Plan:

          (a)   A written notice complying with the applicable rules established by the Committee stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion; and

          (b)   (i) Full cash payment to the Secretary of the Company for the shares with respect to which such Option or portion is exercised;

            (ii)   With the consent of the Committee (which consent may be withheld in its sole and absolute discretion), (A) shares of the Company's Common Stock owned by the Holder, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (B) shares of the Company's Common Stock issuable to the Holder upon exercise of the Option, with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof;

            (iii)  With the consent of the Committee (which consent may be withheld in its sole and absolute discretion), a notice that the Holder has placed a market sell order with a broker with respect to shares of the Company's Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or

            (iv)  With the consent of the Committee (which consent may be withheld in its sole and absolute discretion), any combination of the consideration provided in the foregoing subparagraphs (i), (ii) and (iii); and

          (c)   Full payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option. With the consent of the Committee (which consent may be withheld in its sole and absolute discretion), all or part of such payment may be made in the form of (i) shares of the Company's Common Stock owned by Holder, duly endorsed for transfer, with a Fair Market Value equal to the sums required to be withheld, or (ii) shares of the Company's Common Stock issuable to Holder upon exercise of the Option with a Fair Market Value equal to the sums required to be withheld; provided, that the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Option (or which may be repurchased from the Optionee of such Option within six months after such shares of Common Stock were acquired by the Optionee from the Company) in order to satisfy the Optionee's federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Option shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income; and

          (d)   In the event the Option or portion shall be exercised pursuant to Section 3.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option.

        Section 3.4—Conditions to Issuance of Stock Certificates.    The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or, to the extent applicable to the Company, issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

          (a)   The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

          (b)   The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

          (c)   The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

          (d)   The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience; and

          (e)   The receipt by the Company of full payment for such shares, including payment of all amounts which, under federal, state or local tax law, the Company (or other employer corporation) is required to withhold upon exercise of the Option.

        Section 3.5—Rights as Stockholder.    The Holder shall not be, nor have any of the rights or privileges of, stockholder of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to the Holder.

ARTICLE IV
 OTHER PROVISIONS

        Section 4.1—Administration.    The Committee shall have the power to interpret the Plan and this Agreement, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend this Agreement provided that the rights or obligations of the Holder are not affected adversely. Any grant or award under the Plan need not be the same with respect to each holder. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Holder, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. In addition, the Committee has the authority, in its discretion, to delegate all or any part of its responsibilities and powers under this Agreement to any person or persons selected by it.

        Section 4.2—Option Not Transferable.    Neither the Option nor any interest or right therein or part thereof shall be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until the shares underlying such Option have been issued. Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

        During the lifetime of the Holder, only he may exercise an Option (or any portion thereof) granted to him under the Plan, unless it has been disposed of with the consent of the Administrator pursuant to a DRO. After the death of the Holder, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or this Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

        Section 4.3—Notices.    Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Holder shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 4.3, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Holder shall, if the Holder is then deceased, be given to the Holder's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 4.3. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

        Section 4.4—Titles and Construction.    Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement. This Agreement shall be administered, interpreted and enforced under the internal laws of the State of California, without regard to conflicts of laws thereof.

        Section 4.5—Conformity to Securities Laws.    The Holder acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

ARTICLE V
 DEFINITIONS

        All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Plan.

EXHIBIT 1-B

2001 INCENTIVE AWARD PLAN

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  Exhibit 10.17